Exhibit 10.46

Execution Copy

LIMITED CONSENT

TO FINANCING AGREEMENT

LIMITED CONSENT TO FINANCING AGREEMENT, dated as of May 26, 2015 (this “Consent”), to the Financing Agreement, dated as of December 4, 2014 (as amended, restated, supplemented or otherwise modified from time to time, the “Financing Agreement”), by and among ITT Educational Services, Inc. (the “Parent” or the “Borrower”), each subsidiary of the Parent listed as a “Guarantor” on the signature pages thereto (together with each other Person that executes a joinder agreement and becomes a “Guarantor” thereunder or otherwise guaranties all or any part of the Obligations (as defined therein), each a “Guarantor” and collectively, the “Guarantors”), the lenders from time to time party thereto (each a “Lender” and collectively, the “Lenders”), Cerberus Business Finance, LLC (“Cerberus”), as collateral agent for the Lenders (in such capacity, together with its successors and assigns in such capacity, the “Collateral Agent”), and Cerberus, as administrative agent for the Lenders (in such capacity, together with its successors and assigns in such capacity, the “Administrative Agent” and together with the Collateral Agent, each an “Agent” and collectively, the “Agents”).

WHEREAS, the Agents and the Lenders provide the requested consent on the terms and conditions set forth herein.

NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. Definitions. All terms used herein that are defined in the Financing Agreement and not otherwise defined herein shall have the meanings assigned to them in the Financing Agreement.

2. Limited Consent.

(a) Subject to the satisfaction of the conditions to effectiveness set forth in Section 3 herein, as of the Consent Effective Date, the Agent and the Lenders hereby consent to the extension to June 15, 2015, of the deadline by which the Loan Parties are required to deliver to the Agents and the Lenders the financial statements, the Projections and Compliance Certificate required under Section 7.01(a)(ii) and Section 7.01(a)(iv) of the Financing Agreement for the fiscal quarter ending March 31, 2015. Each Loan Party hereby acknowledges and agrees that it shall be an immediate Event of Default under the Financing Agreement if such documents are not delivered to the Agent on or prior to June 15, 2015.

(b) The consent in this Section 2 shall be effective only in this specific instance and for the specific purpose set forth herein and do not allow for any other or further departure from the terms and conditions of the Financing Agreement or any other Loan Document, which terms and conditions shall continue in full force and effect.

3. Conditions to Effectiveness. This Consent shall become effective only upon satisfaction in full, in a manner satisfactory to the Agents, of the following conditions precedent (the first date upon which all such conditions shall have been satisfied being hereinafter referred to as the “Consent Effective Date”):

(a) Representations and Warranties. The representations and warranties contained Article VI of the Financing Agreement and in each other Loan Document shall be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations or warranties that already are qualified or modified as to “materiality” or “Material Adverse Effect” in the text thereof, which representations and warranties shall be true and correct in all respects subject to such qualification) on and as of the Consent Effective Date as though made on and as of such date, except to the extent that any such representation or warranty expressly relates solely to an earlier date (in which case such representation or warranty shall be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations or warranties that already are qualified or modified as to “materiality” or “Material Adverse Effect” in the text thereof, which representations and warranties shall be true and correct in all respects subject to such qualification) on and as of such earlier date).

(b) No Default; Event of Default. After giving effect to this Consent, no Default or Event of Default shall have occurred and be continuing on the Consent Effective Date or result from this Consent becoming effective in accordance with its terms.

(c) Delivery of Documents. The Collateral Agent shall have received on or before the Consent Effective Date this Consent, duly executed by the Loan Parties, each Agent and each Lender.

4. Continued Effectiveness of the Financing Agreement and Other Loan Documents. Each Loan Party hereby (a) acknowledges and consents to this Consent, (b) confirms and agrees that the Financing Agreement and each other Loan Document to which it is a party is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, except that on and after the Consent Effective Date, all references in any such Loan Document to “the Financing Agreement”, the “Agreement”, “thereto”, “thereof”, “thereunder” or words of like import referring to the Financing Agreement shall mean the Financing Agreement as amended by this Consent, and (c) confirms and agrees that, to the extent that any such Loan Document purports to assign or pledge to the Collateral Agent, for the benefit of the Agents and the Lenders, or to grant to the Collateral Agent, for the benefit of the Agents and the Lenders, a security interest in or Lien on any Collateral as security for the Obligations of the Loan Parties from time to time existing in respect of the Financing Agreement (as amended hereby) and the other Loan Documents, such pledge, assignment and/or grant of the security interest or Lien is hereby ratified and confirmed in all respects. This Consent does not and shall not affect any of the obligations of the Loan Parties, other than as expressly provided herein, including, without limitation, the Loan Parties’ obligations to repay the Loans in accordance with the terms of Financing Agreement or the obligations of the Loan Parties under any Loan Document to which they are a party, all of which obligations shall remain in full force and effect. Except as expressly provided herein, the execution, delivery and effectiveness of this Consent shall not operate as a waiver of any right, power or remedy of any Agent or any Lender under the Financing Agreement or any other Loan Document nor constitute a waiver of any provision of the Financing Agreement or any other Loan Document.

5. No Novation. Nothing herein contained shall be construed as a substitution or novation of the Obligations outstanding under the Financing Agreement or instruments securing the same, which shall remain in full force and effect, except as modified hereby.

6. No Representations by Agents or Lenders. Each Loan Party hereby acknowledges that it has not relied on any representation, written or oral, express or implied, by any Agent or any Lender, other than those expressly contained herein, in entering into this Consent.

7. Release. Each Loan Party hereby acknowledges and agrees that: (a) neither it nor any of its Subsidiaries has any claim or cause of action against any Agent or any Lender (or any of the directors, officers, employees, agents, attorneys or consultants of any of the foregoing) and (b) the Agents and the Lenders have heretofore properly performed and satisfied in a timely manner all of their obligations to the Loan Parties, and all of their Subsidiaries and Affiliates. Notwithstanding the foregoing, the Agents and the Lenders wish (and the Loan Parties agree) to eliminate any possibility that any past conditions, acts, omissions, events or circumstances would impair or otherwise adversely affect any of their rights, interests, security and/or remedies. Accordingly, for and in consideration of the agreements contained in this Consent and other good and valuable consideration, each Loan Party (for itself and its Subsidiaries and Affiliates and the successors, assigns, heirs and representatives of each of the foregoing) (collectively, the “Releasors”) does hereby fully, finally, unconditionally and irrevocably release, waive and forever discharge the Agents and the Lenders, together with their respective Affiliates and Related Funds, and each of the directors, officers, employees, agents, attorneys and consultants of each of the foregoing (collectively, the “Released Parties”), from any and all debts, claims, allegations, obligations, damages, costs, attorneys’ fees, suits, demands, liabilities, actions, proceedings and causes of action, in each case, whether known or unknown, contingent or fixed, direct or indirect, and of whatever nature or description, and whether in law or in equity, under contract, tort, statute or otherwise, which any Releasor has heretofore had or now or hereafter can, shall or may have against any Released Party by reason of any act, omission or thing whatsoever done or omitted to be done, in each case, on or prior to the Consent Effective Date directly arising out of, connected with or related to this Consent, the Financing Agreement or any other Loan Document, or any act, event or transaction related or attendant thereto, or the agreements of any Agent or any Lender contained therein, or the possession, use, operation or control of any of the assets of any Loan Party, or the making of any Loans or other advances, or the management of such Loans or other advances or the Collateral. Each Loan Party represents and warrants that it has no knowledge of any claim by any Releasor against any Released Party or of any facts or acts or omissions of any Released Party which on the date hereof would be the basis of a claim by any Releasor against any Released Party which would not be released hereby.

8. Miscellaneous.

(a) This Consent may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which shall be deemed to be an original but all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of this Consent by facsimile or electronic mail shall be equally effective as delivery of an original executed counterpart of this Consent.

(b) Section and paragraph headings herein are included for convenience of reference only and shall not constitute a part of this Consent for any other purpose.

(c) This Consent shall be governed by, and construed in accordance with, the laws of the State of New York.

(d) Each Loan Party hereby acknowledges and agrees that this Consent constitutes a “Loan Document” under the Financing Agreement.

(e) Any provision of this Consent that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

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IN WITNESS WHEREOF, the parties hereto have caused this Consent to be executed and delivered as of the date set forth on the first page hereof.

BORROWER:

ITT EDUCATIONAL SERVICES, INC.

By:	/s/ Daniel M. Fitzpatrick
Name:	Dan Fitzpatrick
Title:	EVP CFO

GUARANTORS:

ESI SERVICE CORP.

By:	/s/ Daniel M. Fitzpatrick
Name:	Dan Fitzpatrick
Title:	VP Treasurer

DANIEL WEBSTER COLLEGE, INC.

By:	/s/ Angela K. Knowlton
Name:	Angela K. Knowlton
Title:	VP & Treasurer

LIMITED CONSENT

COLLATERAL AGENT:

CERBERUS BUSINESS FINANCE, LLC

By:	/s/ Kevin P. Genda
Name:	Kevin P. Genda
Title:	Vice Chairman

ADMINISTRATIVE AGENT:

CERBERUS BUSINESS FINANCE, LLC

By:	/s/ Kevin P. Genda
Name:	Kevin P. Genda
Title:	Vice Chairman

LIMITED CONSENT

LENDERS:

CERBERUS KRS LEVERED LLC

By:	/s/ Kevin P. Genda
Name:	Kevin P. Genda
Title:	Vice Chairman

CERBERUS ICQ LEVERED LLC

By:	/s/ Kevin P. Genda
Name:	Kevin P. Genda
Title:	Vice President

CERBERUS ASRS FUNDING LLC

By:	/s/ Kevin P. Genda
Name:	Kevin P. Genda
Title:	Vice President

CERBERUS SWC LEVERED LOAN OPPORTUNITIES MASTER FUND, L.P.

By: Cerberus SWC Levered Opportunities GP, LLC
Its: General Partner

/s/ Kevin P. Genda
Name: Kevin Genda
Title: Senior Managing Director

LIMITED CONSENT

LENDERS:

CERBERUS N-1 FUNDING LLC

By:	/s/ Kevin P. Genda
Name:	Kevin P. Genda
Title:	Vice President

CERBERUS ONSHORE LEVERED II LLC

By:	/s/ Kevin P. Genda
Name:	Kevin P. Genda
Title:	Vice President

CERBERUS OFFSHORE LEVERED II LP
By: COL II GP Inc.
Its: General Partner

By:	/s/ Kevin P. Genda
Name:	Kevin P. Genda
Title:	Vice President

CERBERUS AUS LEVERED HOLDINGS LP

By: CAL I GP Holdings LLC
Its: General Partner

By:	/s/ Kevin Genda
Name:	Kevin Genda
Title:	Senior Managing Director

LIMITED CONSENT